UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06041
                                                     ----------

                      CENTRAL EUROPE AND RUSSIA FUND, INC.
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                       345 PARK AVENUE, NEW YORK, NY 10154
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (800) 437-6269
                                                          ----------------



                               Bruce A. Rosenblum
                  Deutsche Investment Management Americas Inc.


                       345 PARK AVENUE, NEW YORK, NY 10154
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



                         Date of fiscal year end: 10/31
                                                  ---------

                        Date of reporting period: 4/30/05
                                                  ---------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------
THE FUND

The Central Europe and Russia Fund, Inc. is a non-diversified, actively-managed Closed-End Fund listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks long term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.


--------------------------------------------------------------------------------
THERE ARE THREE CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY WHOLLY-OWNED SUBSIDIARIES OF THE DEUTSCHE BANK GROUP:

o The Germany Fund, Inc.--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).

o The New Germany Fund, Inc.--investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o The Central Europe and Russia Fund, Inc.--investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.
--------------------------------------------------------------------------------

17714

                                 [LOGO OMITTED]

                             THE CENTRAL EUROPE AND
                                RUSSIA FUND, INC.

                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2005

[LOGO OMITTED]


                             THE CENTRAL EUROPE AND
                                RUSSIA FUND,INC.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                    May 20, 2005
Dear Shareholders,
   In 2005, financial markets have continued to focus on commodity prices and slowing global growth. Western Europe already revised low growth forecasts downward, blaming oil prices for depressing gross domestic product (GDP). US markets were constrained by waning consumer confidence and slowing GDP growth, but the US central bank insisted oil prices were not having an adverse impact on the economy and pushed ahead with systematic increases in the federal funds rate. Emerging markets performed well and continued to see robust growth, but rising U.S. interest rates have dampened investor appetite for emerging market risk as spreads over developed markets tighten.
   Against these trends, the Central Europe and Russia Fund performed well during the period again, outperforming its benchmark. (A custom blend of 45% in Central Europe (CECE-Index), 45% Russia (RTX-Index) and 10% in Turkey (ISE National 30))1. For the six months ended April 30, 2005, the Central Europe and Russia Fund's total return (based on its net asset value per share) was 8.96% in US dollar terms, while its total return based on share price was 11.31%. The fund's benchmark rose 5.43% during the same period.
   In Russia, the fund benefited from its exposure to the oil sector. Lukoil, our largest holding in the fund, outperformed other oil stocks as well as the market on the back of good results and an improving production outlook. Our holding in Mechel Steel Group OAO, the largest and most comprehensive producer of specialty steels and alloys in Russia, also performed well since its IPO in November 2004, and contributed positively to the fund's outperformance. In terms of the broader Russian market, MSCI recently increased Russia's weighting in its emerging market indices, which should increase demand for Russian stocks. In recognition of the growing importance of non-oil stocks in the Russian market, MSCI added several Russian telecom and consumer stocks to the index.
   Contrary to our expectations, the Czech and the Hungarian markets continued their strong favorable performance, driven by strong international capital inflows, and supported by good company results. During the second quarter, we have initiated a position in the Hungarian company BorsodChem, a major chemical producer as well as the largest maker of PVC plastic in Eastern Europe. The company also contributed positively to the fund's performance. On April 14, the company was also added to the CECE Index. The Polish market underperformed its Central European peers during the reporting period as increasing political uncertainty and unfavorable exchange rate trends brought a major correction to the Polish market, and as a consequence our holdings in Polish midcap stocks, Echo Investment and Cersanit-Krasnystaw, negatively impacted the Fund's performance.
   In the second fiscal quarter, the positive performance contribution from the Turkish financial sector continued. The fund benefited again from its overweight in Finansbank, which rose 175% during the reporting period, and its holding in Yapi ve Kredi Bankasi. During the period under review, Turkish markets were mostly driven by news flow on European Union (EU) accession talks and the country's International Monetary Fund (IMF) loan agreement, both of which have helped to spur merger and acquisition activity. Over the next few months, we expect Turkish markets to focus on any signs of a delay to the previously agreed October start date for accession talks.
   The Fund's discount to net asset value averaged 8.6% during the period. Sincerely,

   /S/Christian Strenger/S/Julian Sluyters
   Christian Strenger   Julian Sluyters
   Chairman             President and Chief Executive Officer

------------------
The views expressed in this report reflect those of the investment manager and investment adviser only through the date as stated on the letter. Their views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.
1 The CECE is a regional capitalization-weighted index including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange as well. The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange. The ISE National 30 is a capitalization-weighted index composed of National Market companies except investment trusts and will also be used for trading in the Derivatives Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.


  FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT
                                WWW.CEEFUND.COM

FUND HISTORY AS OF APRIL 30, 2005
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL, ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS, AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS SO THAT, WHEN SOLD, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE VISIT WWW.CEEFUND.COM FOR THE FUND'S MOST RECENT PERFORMANCE.

TOTAL RETURNS:

                                             FOR THE SIX                   FOR THE YEARS ENDED OCTOBER 31,
                                            MONTHS ENDED     -----------------------------------------------------------
                                          APRIL 30, 2005(c)     2004        2003        2002         2001        2000
                                           --------------     ---------   --------     --------    --------     --------
Net Asset Value(a) .....................         8.96%        35.20%(b)   44.88%       17.05%      (14.31)%       .94%
Market Value(a) ........................        11.31%        18.73%      60.38%       23.43%       (7.79)%     (5.00)%
Benchmark ..............................         5.43%(1)     32.73%(2)   40.65%(3)    14.68%(4)   (20.40)%(5)   2.05%(6)

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
(b) Return excludes the effect of the $2.15 per share dilution associated with the Fund's rights offering.
(c) Total returns shown for the six month period are not annualized.

--------------------------------------------------------------------------------
(1) Represents an arithmetic composite consisting of 45% CECE*/45% RTX**/10% ISE National 30***.
(2) Represents an arithmetic composite consisting of 70% CECE/30% RTX for the 5 months ended 3/31/04 and 45% CECE/45% RTX/10% ISE National 30 for the seven months ended 10/31/04. The Fund changed its benchmark from 70% CECE/30% RTX to 45% CECE/45% RTX/10% ISE National 30 on April 1, 2004.
(3) Represents an arithmetic composite consisting of 85% CECE/15% RTX for the 9 months ended 7/31/03 and 70% CECE/30% RTX for the 3 months ended 10/31/03. The Fund changed its benchmark from 85% CECE/15% RTX to 70% CECE/30% RTX on August 1, 2003.
(4) Represents the CECE Index.
(5) Represents an arithmetic composite consisting of a customized MSCI index for the 2 months ended 12/31/00 and the CECE Index for the 10 months ended 10/31/01. The customized MSCI index consists of 35% Germany, 20% Poland, 15% Hungary, 10% Czech Republic, 10% Russia and 10% Austria. The Fund changed its benchmark from a customized MSCI Index to the CECE Index on January 1, 2001.
(6) Represents a customized MSCI Index. The customized MSCI index consists of 35% Germany, 20% Poland, 15% Hungary, 10% Czech Republic, 10% Russia and 10% Austria.
  * The CECE is a regional capitalization-weighted index including stocks from the Czech Republic, Hungary and Poland and is published daily by the Vienna Stock Exchange as well.
 ** The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange.
*** The ISE National 30 is a capitalization-weighted index composed of National
    Market companies except investment trusts and will also be used for trading in the Derivatives Market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risks including the loss of principal.

This Fund is not diversified and may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange.

The fund will seek to comply with the German tax transparency rules for the fiscal year that ends on October 31, 2005 and therefore qualify as a transparent fund within the meaning of the German fund tax law (InvStG 2004).

--------------------------------------------------------------------------------


STATISTICS:
Net Assets                                                         $316,381,367
Shares Outstanding                                                   10,197,209
NAV Per Share                                                            $31.03

DIVIDEND AND CAPITALGAIN DISTRIBUTIONS:

 RECORD       PAYABLE                    ORDINARY        LT CAPITAL
  DATE         DATE                       INCOME            GAINS         TOTAL
-------      --------                    --------        ----------      ------
12/22/04     12/31/04 .................    $0.17              --          $0.17
12/22/03     12/31/03 .................    $0.22              --          $0.22
11/19/01     11/29/01 .................    $0.23              --          $0.23

OTHER INFORMATION:
NYSE Ticker Symbol ....................................................     CEE
NASDAQ Symbol .........................................................   XCEEX
Dividend Reinvestment Plan ............................................     Yes
Voluntary Cash Purchase Program .......................................     Yes
Annualized Expense Ratio (4/30/05)* ...................................   1.22%

-----------------
* Represents expense ratio before custody credits. Please see "Financial Highlights" section of this report.

10 LARGEST EQUITY HOLDINGS AS OF APRIL 30, 2005 (AS A % OF PORTFOLIO'S MARKET VALUE*)
--------------------------------------------------------------------------------

1. Lukoil                          15.3     6. Ceske Energeticke Zavody      4.1
2. Surgutneftegaz                   9.4     7. Telekomunikacja Polska        3.8
3. JSC MMC Norilsk Nickel           8.7     8. OTP Bank                      3.8
4. Polski Koncern Naftowy           5.8     9. Bank Pekao                    3.7
5. Mol Magyar Olaj-ES Gazipari      4.5    10. Komercni Banka                2.7

*Percentage (%) of market value refers to all securities in the portfolio, except cash and equivalents.

[GRAPHIC OMITTED]
DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Netherlands 0.2%
Turkey 13.0%
Hungary 11.8%
Austria 2.8%
Czech Republic 6.8%
Poland 19.9%
Russia 45.5%

10 Largest Equity Holdings and Country Breakdown are subject to change.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

QUESTION: RUSSIA RECENTLY REACHED AN AGREEMENT WITH THE EU TO REPAY A PORTION OF ITS PARIS CLUB DEBT EARLY. WHAT IS THE SIGNIFICANCE OF THIS?

ANSWER: Russia's landmark agreement to repay $15 billion of its $40 billion Paris Club debt--the largest ever early repayment of Paris Club debt--is significant for a number of reasons. First, the Russian government will save $6 billion in interest payments between now and 2020. Second, early repayment sends a signal to the markets that the government is exercising fiscal responsibility. Rather than squander the windfall it has received from high oil prices, the government is using monies from its Oil Stabilization Fund to strengthen its fiscal position. The improved credit ratios resulting from Russia's pay-down of external debt could ultimately lead to upgrades in sovereign credit ratings and lower borrowing costs.


QUESTION: IN HIS STATE OF THE NATION ADDRESS, PRESIDENT PUTIN OUTLINED A PROPOSAL FOR LEGISLATION THAT WOULD LIMIT FOREIGN OWNERSHIP IN CERTAIN SECTORS OF THE ECONOMY DEEMED TO BE IMPORTANT TO NATIONAL SECURITY. IS THIS A PENDULUM SWING IN THE WRONG DIRECTION?

ANSWER: This legislation is not necessarily bad for foreign investors. One of the greatest risks in investing in Russia is the significant leeway the government has in its interpretation of current laws. It might be important to watch how the legislation develops to see the extent to which foreign investment is restricted and whether the legislation outlines clear rules. Well-defined property rights ultimately mitigate risk to foreign investors and could help reduce the possibility of another Yukos-style affair.


QUESTION: THE CE-3 COUNTRIES--POLAND, HUNGARY, AND THE CZECH REPUBLIC--HAVE BEEN MEMBERS OF THE EUROPEAN UNION FOR A YEAR NOW. ARE THERE ANY TANGIBLE BENEFITS TO THEIR EU MEMBERSHIP YET?

ANSWER: Since gaining EU membership last year, the CE-3 countries have performed well, and the governments have continued to move forward on macroeconomic goals. In particular, all three countries have achieved progress on inflation targets. In terms of specific benefits of EU membership, the impact on trade, foreign investment and infrastructure development is already tangible. Farmers have reaped the rewards of EU trade in Poland, for example, where agricultural exports are up 39% and average income for agricultural workers increased 73% last year (FT/Eurostat, 5/9/05). Opening borders with Western Europe has also led to increased foreign direct investment (FDI), as global companies increasingly build manufacturing and distribution centers in the lower-cost countries of Central and Eastern Europe. Meanwhile, commercial real estate developers are flocking to the region to capitalize on growing consumer demand. The region has also seen improved infrastructure, as CE-3 countries now have access to EU funds to upgrade highways and ports. The success of the CE-3 countries is ultimately contingent on the continued commitment of their governments to implement reforms, but the benefits of EU membership are already evident.


QUESTION: THE TURKISH MARKET HAS RESPONDED FAVORABLY TO THE POSSIBILITY OF EU MEMBERSHIP. HOWEVER, THERE IS A LOT OF DEBATE AMONG CURRENT MEMBER COUNTRIES AS TO WHETHER TURKEY SHOULD BE INCLUDED IN THE EU. IF MEMBERSHIP TALKS FAIL, ARE THE FUNDAMENTALS STRONG ENOUGH TO SUPPORT CURRENT MARKET VALUATIONS?

ANSWER: EU membership certainly carries with it a certain value for the markets, but it is important to realize that Turkey earned a start date for EU membership talks by making progress on economic and political reforms. Over the past six months, the government has demonstrated further commitment to those reforms, and the international community has recognized those efforts, as shown by the dramatic increase in foreign investment in Turkey in the past few months. We believe this inflow of funds, coupled with expected M&A activity in the banking and telecommunications sectors, is changing the structure of the Turkish market. Even if talks ultimately fail, the fiscal and economic strength that Turkey is building now could limit the impact of any potential political derailment of membership talks.



Sandra M. Schaufler, Chief Investment Officer of the Central Europe and Russia Fund

May 20, 2005

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

CZECH REPUBLIC:

The final quarter of 2004 saw real gross domestic product (GDP) expand 4.3% year-over-year (y-o-y), which was the best performance by the Czech economy since 1996. This result was even more welcome due to the improved structure of growth that combined a sharp slowdown of import growth with an acceleration of export growth. Apart from solid external demand, an inventory adjustment by domestic companies was behind the shift in structure of GDP growth. Q1 2005 data held up reasonably well but reflected high base effects associated with EU accession last year. Industrial output, exports and retail sales all posted solid gains. Within the balance-of-payments data, foreign direct investment
(FDI) remains robust. Due to expected rising private-sector consumption, strong investment and export growth we are anticipating that GDP will rise by more than 4% this year. Over the medium term, supply-side reforms (improving labor-market flexibility, promoting new small businesses, etc.) are needed to maintain this pace. The Czech National Bank cut its repossession rate three times since the beginning of the year, to 1.75%.


HUNGARY:

Q4 GDP growth edged up to 3.8% y-o-y, one tick higher than in Q3, and was roughly in line with consensus. Overall, GDP rose 4.0% in 2004. Unemployment has hit a multi-year high this year, partly due to seasonal factors but also as a result of a slowdown in the lower-value-added sectors of the economy. We are basing our investment stance on the consumer price index meeting the National Bank of Hungary's target both this year and next and remain between 3.5% to 4.0% for the rest of this year. We see room for 50 to 75 basis points (bps) in easing before year-end. The foreign trade deficit narrowed in Q4 2004: export growth picked up to 3.8% quarter over quarter in seasonally adjusted terms, following 1.8% in Q3, while import growth was broadly flat over Q4. Fiscal credibility remains weak, with the deficit at the end of April 2005 standing at 69% of the full-year target. We expect the official annual goal of 4.7% to be missed, with a deficit of 5.2% to 5.4% of GDP more likely. Like most Central European currencies, the forint has weakened over recent months, though to a much smaller extent. We believe that the risks are weighted toward further weakness from here, given Hungary's ongoing twin-deficits problem.

POLAND:

The Polish economy in Q4 2004 saw a further slowing in the pace of expansion, with GDP growth slowing to 3.9% year-over-year (y-o-y), from 4.8% in Q3 and 6.1% in Q2. The paces of exports and industrial production both cooled from their above-trend tracks during the first half of 2004. Q1 2005 saw a further deceleration in growth, due to low real-wage growth and weaker Euroland demand for Polish exports. Based on economic stimulus, we expect GDP to pick up again in the second half of 2005. Falling inflation (3.0% y-o-y in April, compared with 4.4% y-o-y in December) should support real wage growth, while rising growth in consumer credit should also boost consumer purchasing power. We also expect a pickup in Euroland growth in the second half of the year, supporting Polish industrial production and exports. The combination of the strong currency, slower growth and much better-than-expected inflation performance has prompted the National Bank of Poland ("NBP") to cut rates by 100 bps to 5.5% year-to-date. With further currency appreciation in sight and risks weighted toward an undershoot of the inflation target, we are assuming the NBP is likely to cut rates by a further 50 bps to year-end. The current account has surprised on the upside year to date, registering a surplus over the first two months of EUR195mn, compared with a deficit of EUR96mn for the same period in 2003. The state budget has also performed reasonably in the first months of 2005, despite frontloaded payments to the EU. Overall, we believe the economy is in good condition, with a sustainable balance-of-payments picture. Fiscal policy requires reform, and we expect the next government to push ahead with this. GDP growth is forecast at a robust 3.8% for the year as a whole.


RUSSIA:

The Russian economy turned in a strong performance in 2004, posting GDP growth of 7.1%, several notches above expectations even three months ago. The source of this surprise stems from the high raw materials prices enjoyed by exporters, especially in the second half of 2004. The Russian consumer was also in good form, having seen real incomes grow nearly 11% that led to a growth in retail sales of about the same magnitude. Economic growth during Q1 2005, from the evidence in hand, appeared to maintain itself near 5% y-o-y, though within this there were important

--------------------------------------------------------------------------------

crosscurrents. On the one side, the economy was buoyed by the extremely high export selling prices for oil, metals and other natural resources, which drove the "top line" of economic value. But this masked other, more worrying trends which will become visible once the price of oil moderates. Fixed capital investment is one weak area, and spending year-over-year may actually decline during the first half of 2005, as the investment climate remains uncertain. Real personal income growth has also moderated, heralding a likely slowing in domestic consumption. Currency reserves soared to $125 billion (US $) by year-end 2004, pushing Russia into net creditor status for the first time since communism, and paving the way for another round of credit rating upgrades, perhaps in mid-2005. Inflation was a disappointment, though, as cash inflows to the economy and high real income growth made price restraint difficult. Authorities will struggle to bring price growth down to the 10% level by year-end, let alone the earlier 8% target. But of greater concern currently is maintaining GDP growth as both investment and export prices slow. A conscious effort to weaken the ruble in order to help exporters will also not help the inflation fight, which may be deferred until 2006.


TURKEY:

After the 9.9% growth seen for 2004 GNP, some moderation is in store, but growth near 5% looks plausible for 2005 and 2006, especially if ongoing reforms are pushed ahead. In fact, there is some chance of this target being exceeded this year, with industrial output starting strongly. For the first three months of the year, output was up 8.2% y-o-y, reflecting strong growth of both exports and imports. In March, industry grew 5.5%, exports rose 23.5%, and imports were up 20.3%. However, the larger size of cumulative imports meant that the trade deficit rose 15% y-o-y, to $3.7 billion (US$). The current account deficit also rose, increasing 18% in the first three months to $2.8 billion (US$) due to the higher trade deficit. FDI flows are expected to reach a record high level of $7.8 billion (US$), which will help allay financing concerns to a great extent. Total foreign debt at year-end 2004 was $162 billion (US$), or 54% of GNP, down from 61% the year before. We feel this is a major progress and could support a credit rating upgrade later in 2005. Some aspects of the economy are doing extremely well. Among these is tourism, where the monthly data for March show a 41% rise in visits, y-o-y. Another positive trend is inflation, where CPI has come in below consensus in both February and March, with the latest figure falling to 7.9% y-o-y, versus 8.7% in February. And though the producer price index rose a fuel-induced 1.3% month-over-month in March, taking the annual rate up to 11.3%, the CPI is on track to reach 7% by year-end. This has led the central bank to cut interest rates, currently at 14.5%; the benchmark rate could see several more cuts during 2005, to as low as 13.5%.


SPECIAL CONSIDERATIONS
The observations in this letter reflect our own opinions as of May 20, 2005 and are based on our own analysis, and others may have different opinions. Events may not transpire as we or they currently expect. Also, while economic events can influence broad market trends, political, monetary and other factors are also relevant to stock performance. In any event, investment results will depend on our success in identifying individual stocks, which are influenced by many factors beyond general economic matters. We cannot predict investment results or whether they will be successful.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES                     DESCRIPTION                               VALUE
 -------------               -------------                          ------------


INVESTMENTS IN RUSSIAN SECURITIES -- 45.3%
    COMMON STOCKS -- 43.3%
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.4%
  140,000   Mobile Telesystems (GDR) ...........................    $  4,635,400
  200,000   Rostelecom (ADR) ...................................       2,510,000
   10,500   Vimpel Communications (ADR)* .......................         342,825
                                                                    ------------
                                                                       7,488,225
                                                                    ------------
            METALS & MINING -- 10.0%
  496,000   JSC MMC Norilsk Nickel (ADR) .......................      27,528,000
  150,000   Mechel Steel Group OAO (ADR)* ......................       4,021,500
                                                                    ------------
                                                                      31,549,500
                                                                    ------------
            MULTI-UTILITIES -- 2.0%
  218,000   Unified Energy Systems (GDR) .......................       6,474,600
                                                                    ------------
            OIL, GAS & CONSUMABLE
              FUELS -- 28.9%
  354,500   Lukoil (ADR) .......................................      48,034,750
  240,000   OAO Gazprom (ADR) ..................................       8,100,000
   76,000   Sibneft (ADR) ......................................       1,178,000
  850,000   Surgutneftegaz (ADR) ...............................      29,707,500
  102,500   Tatneft (ADR) ......................................       3,408,125
   52,000   Vostok Nafta Investment (SDR)* .....................         871,697
                                                                    ------------
                                                                      91,300,072
                                                                    ------------
            Total Common Stocks
              (cost $106,011,528) ..............................     136,812,397
                                                                    ------------

    WARRANTS -- 2.0%
            OIL, GAS & CONSUMABLE FUELS -- 2.0%
    7,750   Transneft Warrants (expire 4/18/06)*
              (Cost $6,771,010) ................................       6,326,028
                                                                    ------------
            Total Investments in Russian
              Securities
              (cost $112,782,538) ..............................     143,138,425
                                                                    ------------

INVESTMENTS IN POLISH
    COMMON STOCKS -- 19.8%
            BUILDING PRODUCTS -- 0.8%
   85,095   Cersanit-Krasnystaw* ...............................       2,642,222
                                                                    ------------

            COMMERCIAL BANKS -- 4.7%
   81,746   Bank Pekao .........................................       3,219,224
  178,094   Bank Pekao (GDR) ...................................       7,034,713
   38,000   Bank Pekao (GDR)+ ..................................       1,501,000
   25,500   ING Bank Slaski ....................................       3,298,446
                                                                    ------------
                                                                      15,053,383
                                                                    ------------
            CONSTRUCTION &
              ENGINEERING -- 0.2%
   40,842   Budimex* ...........................................         587,681
                                                                    ------------
            DIVERSIFIED FINANCIAL
              SERVICES -- 1.3%
   29,539   Bank Przemyslowo-Handlowy
              BPH ..............................................       4,223,564
                                                                    ------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.8%
1,670,207   Telekomunikacja Polska .............................       9,233,673
  490,000   Telekomunikacja Polska (GDR)+ ......................       2,714,600
                                                                    ------------
                                                                      11,948,273
                                                                    ------------
            HOUSEHOLD DURABLES -- 0.2%
   39,000   Tvn* ...............................................         519,827
                                                                    ------------
            INTERNET SOFTWARE &
              SERVICES -- 0.3%
   32,154   Prokom Software* ...................................         973,065
                                                                    ------------
            METAL & MINING -- 1.7%
  597,029   KGHM Polska Miedz ..................................       5,407,642
                                                                    ------------
            OIL, GAS & CONSUMABLE
              FUELS -- 5.8%
  661,102   Polski Koncern Naftowy .............................       9,152,210
  149,500   Polski Koncern Naftowy (GDR) .......................       4,178,525
  180,000   Polski Koncern Naftowy (GDR)+ ......................       5,031,000
                                                                    ------------
                                                                      18,361,735
                                                                    ------------
            REAL ESTATE -- 1.0%
  109,018   Echo Investment* ...................................       3,005,252
                                                                    ------------
            Total Investments in Polish
              Common Stocks
              (cost $27,651,988) ...............................      62,722,644
                                                                    ------------

INVESTMENTS IN TURKISH
    COMMON STOCKS -- 12.9%
            BUILDING PRODUCTS -- 0.5%
  518,568   Trakya Cam Sanayii .................................       1,514,833
                                                                    ------------


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   SHARES                     DESCRIPTION                               VALUE
 -------------               -------------                          ------------

            CHEMICALS -- 0.9%
  750,000   Petkim Petrokimya Holding* .........................    $  2,733,189
                                                                    ------------
            COMMERCIAL BANKS -- 1.4%
  586,420   Denizbank* .........................................       1,645,198
1,081,276   Finansbank* ........................................       2,955,330
                                                                    ------------
                                                                       4,600,528
                                                                    ------------
            DIVERSIFIED FINANCIAL
              SERVICES -- 6.5%
  937,500   Akbank .............................................       4,507,863
  400,000   Haci Omer Sabanci Holding ..........................       1,168,474
1,237,918   Turkiye Garanti Bankasi* ...........................       4,430,725
1,630,000   Turkiye Is Bankasi .................................       8,309,111
  550,000   Yapi ve Kredi Bankasi* .............................       2,020,246
                                                                    ------------
                                                                      20,436,419
                                                                    ------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.8%
  934,921   Turkcell Iletisim Hizmetleri .......................       5,746,082
                                                                    ------------
            HOUSEHOLD DURABLES -- 0.6%
  600,000   Vestel Elektronik Sanayi* ..........................       2,082,430
                                                                    ------------
            INDUSTRIAL CONGLOMERATES -- 0.4%
  600,000   Dogan Sirketler Grubu Holding* .....................       1,284,165
                                                                    ------------
            OIL, GAS & CONSUMABLE FUELS -- 0.8%
  200,000   Tupras-Turkiye Petrol Rafinerileri .................       2,530,730
                                                                    ------------
            Total Investments in Turkish
              Common Stocks
              (cost $32,739,883) ...............................      40,928,376
                                                                    ------------

INVESTMENTS IN HUNGARIAN COMMON STOCKS -- 11.7%
            CHEMICALS -- 1.1%
  293,000   BorsodChem .........................................       3,409,351
                                                                    ------------
            COMMERCIAL BANKS -- 3.8%
  337,400   OTP Bank ...........................................      10,389,783
   25,000   OTP Bank (GDR) .....................................       1,535,000
                                                                    ------------
                                                                      11,924,783
                                                                    ------------

            DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.1%
  349,804   Magyar Telekom .....................................       1,541,381
   83,000   Magyar Telekom (ADR) ...............................       1,845,090
                                                                    ------------
                                                                       3,386,471
                                                                    ------------
            OIL, GAS & CONSUMABLE
              FUELS -- 4.4%
  110,000   Mol Magyar Olaj-Es Gazipari ........................       9,074,141
   61,000   Mol Magyar Olaj-Es Gazipari
              (GDR) ............................................       5,008,100
                                                                    ------------
                                                                      14,082,241
                                                                    ------------
            PHARMACEUTICALS -- 1.3%
   30,000   Gedeon Richter .....................................       3,658,349
    4,300   Gedeon Richter (GDR) ...............................         527,825
                                                                    ------------
                                                                       4,186,174
                                                                    ------------
            Total Investments in Hungarian
              Common Stocks
              (cost $13,848,171) ...............................      36,989,020
                                                                    ------------

INVESTMENTS IN CZECH REPUBLIC
    COMMON STOCKS -- 6.8%
            COMMERCIAL BANKS -- 2.7%
    4,500   Komercni Banka .....................................         570,804
  189,996   Komercni Banka (GDR) ...............................       7,979,832
                                                                    ------------
                                                                       8,550,636
                                                                    ------------
            MULTI-UTILITIES -- 4.1%
  750,000   Ceske Energeticke Zavody ...........................      12,882,870
                                                                    ------------
            Total Investments in Czech
              Republic Common Stocks
              (cost $4,454,743) ................................      21,433,506
                                                                    ------------

INVESTMENTS IN AUSTRIAN
    COMMON STOCKS -- 2.8%
            COMMERCIAL BANKS -- 2.8%
  146,740   Erste Bank der Oester Spark ........................       7,116,459
   32,300   Raiffeisen International Bank
              Holding* .........................................       1,671,331
                                                                    ------------
            Total Investments in Austrian
              Common Stocks
              (cost $4,126,541) ................................       8,787,790
                                                                    ------------


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   SHARES                     DESCRIPTION                               VALUE
 -------------               -------------                          ------------


INVESTMENTS IN DUTCH
    COMMON STOCK -- 0.2%
            BEVERAGES -- 0.2%
   23,000   Efes Breweries International (GDR)*
              (Cost $534,750) ..................................    $    727,490
                                                                    ------------
            Total Investments--99.5%
              (cost $196,138,614) ..............................    $314,727,251
            Cash and other assets in excess
              of liabilities--0.5% .............................       1,654,116
                                                                    ------------

            NET ASSETS--100.0% .................................    $316,381,367
                                                                    ------------


------
 *  Non-income producing security.
 +  144A -- Restricted to resale to institutional investors only.
    ADR  -- American Depository Receipt
    GDR  -- Global Depository Receipt
    SDR  -- Swedish Depository Receipt

    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value, (cost $196,138,614) .............................................................   $314,727,251
Cash and foreign currency (cost $1,444,082) ............................................................      1,432,699
Dividend receivable ....................................................................................        519,261
Foreign withholding tax refund receivable ..............................................................         68,240
Interest receivable ....................................................................................          1,450
Other assets ...........................................................................................          5,766
                                                                                                           ------------
   Total assets ........................................................................................    316,754,667
                                                                                                           ------------
LIABILITIES
Management fee payable .................................................................................        155,142
Investment advisory fee payable ........................................................................         74,853
Payable for Directors' fees and expenses ...............................................................            844
Accrued expenses and accounts payable ..................................................................        142,461
                                                                                                           ------------
   Total liabilities ...................................................................................        373,300
                                                                                                           ------------
NET ASSETS .............................................................................................   $316,381,367
                                                                                                           ============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) ..............................................   $276,359,988
Cost of 5,864,443 shares held in treasury ..............................................................    (87,265,513)
Accumulated distributions in excess of net investment income ...........................................     (1,604,891)
Accumulated net realized gain on investments and foreign currency transactions .........................     10,310,859
Net unrealized appreciation on investments and foreign currency related transactions ...................    118,580,924
                                                                                                           ------------
Net assets .............................................................................................   $316,381,367
                                                                                                           ============

Net asset value per share ($316,381,367 / 10,197,209 shares of common stock issued and outstanding) ....         $31.03
                                                                                                                 ======


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                             FOR THE
                                                                                                            SIX MONTHS
                                                                                                               ENDED
                                                                                                          APRIL 30, 2005
                                                                                                         ----------------
NET INVESTMENT INCOME (LOSS)
   Dividends (net of foreign withholding taxes of $15,258) ............................................     $ 1,056,389
   Interest ...........................................................................................           9,153
   Securities lending, net of borrower rebates ........................................................          30,590
                                                                                                            -----------
Total investment income ...............................................................................       1,096,132
                                                                                                            -----------
Expenses
   Management fee .....................................................................................         933,754
   Investment advisory fee ............................................................................         451,687
   Custodian and Transfer Agent's fees and expenses ...................................................         202,257
   Reports to shareholders ............................................................................          83,980
   Directors' fees and expenses .......................................................................          55,140
   Legal fee ..........................................................................................         138,640
   Audit fee ..........................................................................................          37,960
   NYSE Listing Fee ...................................................................................           7,540
   Miscellaneous ......................................................................................          32,630
                                                                                                            -----------
   Total expenses before custody credits* .............................................................       1,943,588
   Less: custody credits ..............................................................................          (7,857)
                                                                                                            -----------
   Net expenses .......................................................................................       1,935,731
                                                                                                            -----------
Net investment loss ...................................................................................        (839,599)
                                                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments ........................................................................................      14,064,295
   Foreign currency transactions ......................................................................        (108,489)
Net unrealized appreciation (depreciation) during the period on:
   Investments ........................................................................................      12,944,375
   Translation of other assets and liabilities from foreign currency ..................................         (22,890)
                                                                                                            -----------
Net gain on investments and foreign currency transactions .............................................      26,877,291
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................................     $26,037,692
                                                                                                            ===========

----------
*The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.

    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                        FOR THE             FOR THE
                                                                                   SIX MONTHS ENDED        YEAR ENDED
                                                                                    APRIL 30, 2005      OCTOBER 31, 2004
                                                                                   ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss) ..................................................   $   (839,599)       $  1,893,573
   Net realized gain (loss) on:
     Investments .................................................................     14,064,295          18,650,557
     Foreign currency transactions ...............................................       (108,489)           (616,364)
   Net unrealized appreciation (depreciation) on:
     Investment transactions during the period ...................................     12,944,375          46,577,877
     Translation of other assets and liabilities from foreign currency ...........        (22,890)             34,895
                                                                                     ------------        ------------
   Net increase in net assets resulting from operations ..........................     26,037,692          66,540,538
                                                                                     ------------        ------------
Distributions to shareholders from:
   Net investment income (a) .....................................................     (1,733,526)         (1,676,612)
                                                                                     ------------        ------------
Capital share transactions:
   Net proceeds from rights offering of Fund shares
     (0 and 2,555,677 shares, respectively) ......................................             --          50,654,581
   Net proceeds from reinvestment of dividends
     (0 and 37,769 shares, respectively) .........................................             --             867,169
   Cost of shares repurchased (0 and 97,300 shares, respectively) ................             --          (2,074,803)
                                                                                     ------------        ------------
   Net increase (decrease) in net assets from capital share transactions .........             --          49,446,947
                                                                                     ------------        ------------
Total increase in net assets .....................................................     24,304,166         114,310,873

NET ASSETS
Beginning of period ..............................................................    292,077,201         177,766,328
                                                                                     ------------        ------------
End of period  (including  accumulated  distributions in excess of net investment income of $1,604,891 and undistributed net investment income of $968,234
   as of April 30, 2005 and October 31, 2004, respectively) ......................   $316,381,367        $292,077,201
                                                                                     ============        ============

--------
(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of Ordinary Income.


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1. ACCOUNTING POLICIES
The Central Europe and RUSSIA FUND, Inc. is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities principally trade would require adjustment to the closing market prices in order to reflect fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

CONTINGENCIES: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2005 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS
The Fund had a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"). At its July 12, 2004 Board meeting, the Board approved transferring the Fund's management agreement with Deutsche Bank Securities Inc. to an affiliated company, Deutsche Investment Management Americas Inc. The transfer, which became effective September 1, 2004, does not involve any change in control or actual management of the investment manager, which will provide the same scope of services, will utilize the same people for work on Fund matters and will charge the same fees under the agreement. The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the period ended April 30, 2005, the fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annual effective rate of .86% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES
Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments,
for  the  period  ended  April  30,  2005  were   $49,075,724  and  $50,733,685,
respectively.

The cost of investments at April 30, 2005 was $196,443,835 for United States Federal income tax purposes. Accordingly, as of April 30, 2005, net unrealized appreciation of investments aggregated $118,283,416, of which $121,636,335 and $3,352,919 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carryforward at October 31, 2004 of approximately $3,500,000 which will expire in 2010.

No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED
As of April 30, 2005, the Fund had no securities on loan. For the period ended April 30, 2005, the Fund earned $30,590 as securities lending fees, net of rebates and agency fees.

NOTE 6. CAPITAL
During the year ended October 31, 2004, the Fund purchased 97,300 of its shares of common stock in the open market at a total cost of $2,074,803. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 9.35%. These shares are held in treasury. The Fund had no capital stock repurchase activity for the period ended April 30, 2005.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                  FOR THE SIX MONTHS
                                                 ENDED APRIL 30, 2005            FOR THE YEARS ENDED OCTOBER 31,
                                                                    ------------------------------------------------------
                                                     (UNAUDITED)       2004        2003        2002       2001      2000
                                                      --------      --------    --------    --------   --------   --------
Per share operating performance:
Net asset value:
Beginning of period                                   $  28.64      $  23.08    $  15.93    $  13.83   $  16.14   $  15.99
                                                      --------      --------    --------    --------   --------   --------
Net investment income (loss)                              (.08)          .20         .21        (.07)       .10       (.09)
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions          2.64          7.97        6.86        2.37      (2.70)      (.38)
                                                      --------      --------    --------    --------   --------   --------
Increase (decrease) from investment operations            2.56          8.17        7.07        2.30      (2.60)      (.47)
                                                      --------      --------    --------    --------   --------   --------
Increase resulting from share repurchases                   --           .02         .08         .06        .29        .62
                                                      --------      --------    --------    --------   --------   --------
Distributions from net investment income                  (.17)         (.22)         --        (.10)        --         --
Distributions from net realized
   foreign currency gains                                   --            --          --        (.13)        --         --
Distributions from net realized
   short-term capital gains                                 --            --          --          --         --         --
Distributions from net realized
   long-term capital gains                                  --            --          --          --         --         --
                                                      --------      --------    --------    --------   --------   --------
Total distributions+                                      (.17)         (.22)         --        (.23)        --         --
                                                      --------      --------    --------    --------   --------   --------
Dilution from rights offering                               --         (2.15)         --          --         --         --
                                                      --------      --------    --------    --------   --------   --------
Dealer manager fees and offering costs                      --         (0.25)         --          --         --         --
                                                      --------      --------    --------    --------   --------   --------
Dilution in NAV from dividend reinvestment                  --          (.01)         --        (.03)        --         --
                                                      --------      --------    --------    --------   --------   --------
Net asset value:
   End of period                                      $  31.03      $  28.64    $  23.08    $  15.93   $  13.83   $  16.14
                                                      ========      ========    ========    ========   ========   ========
Market value
  End of period                                       $  27.65      $  24.99    $  21.25    $  13.25   $  10.95   $ 11.875
Total investment return for the period:++
Based upon market value                                  11.31%****    18.73%      60.38%      23.43%     (7.79)%    (5.00)%
Based upon net asset value                                8.96%****    35.20%*     44.88%      17.05%    (14.31)%      .94%
Ratio to average net assets:
  Total expenses before custody credits**                 1.22%***      1.27%       1.51%       1.55%      1.66%      1.37%
  Net investment income (loss)                            (.26)%*****    .81%       1.00%       (.44)%      .63%      (.44)%
Portfolio turnover                                       30.72%***     45.29%      43.88%      57.77%     57.83%     59.17%
Net assets at end of period (000's omitted)           $316,381      $292,027    $177,766    $126,467   $111,213   $140,923

    + For U.S. tax purposes, total distributions
      consisted of:
       Ordinary income                                $  (0.17)     $  (0.22)         --    $  (0.23)        --         --
       Long term capital gains                              --            --          --          --         --         --
                                                      --------      --------    --------    --------   --------   --------
                                                      $  (0.17)     $  (0.22)         --    $  (0.23)        --         --
                                                      --------      --------    --------    --------   --------   --------
   ++ Total investment return based on market value is calculated  assuming that shares of the Fund's  common stock were  purchased  at the closing  market price as of the beginning of the year, dividends,  capital gains and other distributions  were  reinvested  as  provided  for in the Fund's  dividend reinvestment  plan and then sold at the closing  market price per share on the last day of the  year.  The  computation  does not  reflect  any sales commission  investors  may incur in  purchasing  or selling  shares of the
      Fund.  The  total  investment  return  based  on the net  asset  value  is similarly  computed  except that the Fund's net asset value is substituted for the closing market value.
    * Return excludes the effect of the $2.15 per share dilution associated with the Fund's rights offering.
   ** The custody  credits are  attributable  to  interest  earned on U.S.  cash balances.  The ratios of total expenses  after custody  credits to average net assets are 1.21%, 1.26%, 1.50%, 1.54%, 1.62% and 1.35% for 2005, 2004,
      2003, 2002, 2001 and 2000, respectively.
  *** Annualized.
 **** Not Annualized.
***** Not Annualized. The ratio for six months ended April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the
      Fund's dividend income is not earned ratably throughout the fiscal year.

PROXY VOTING
--------------------------------------------------------------------------------

   A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site -- www.ceefund.com or on the SEC's Web site -- www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

  EXECUTIVE OFFICES
  345 PARK AVENUE, NEW YORK, NY 10154
  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-437-6269 IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL LLP

  INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS

  CHRISTIAN H. STRENGER
  CHAIRMAN AND DIRECTOR

  DETLEF BIERBAUM
  DIRECTOR

  KURT W. BOCK
  DIRECTOR

  JOHN A. BULT
  DIRECTOR

  RICHARD R. BURT
  DIRECTOR

  JOHN H. CANNON
  DIRECTOR

  FRED H. LANGHAMMER
  DIRECTOR

  ROBERT H. WADSWORTH
  DIRECTOR

  WERNER WALBROL
  DIRECTOR

  JULIAN F. SLUYTERS
  PRESIDENT AND CHIEF EXECUTIVE OFFICER

  PAUL H. SCHUBERT
  CHIEF FINANCIAL OFFICER

  SANDRA M. SCHAUFLER
  CHIEF INVESTMENT OFFICER

  VINCENT J. ESPOSITO
  VICE PRESIDENT

  CHARLES A. RIZZO
  TREASURER

  KATHLEEN SULLIVAN D'ERAMO
  ASSISTANT TREASURER

  BRUCE A. ROSENBLUM
  SECRETARY

  HONORARY DIRECTOR
  OTTO WOLFF von AMERONGEN

38104 (6/05)

--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                              P.O. Box 642, OPS 22
                              Boston, MA 02117-0642
                               Tel. 1-800-437-6269
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE, RTX and ISE National 30 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
                                       CEE
                                     LISTED
                                     NYSE(R)

                 Copies of this report, monthly fact sheets and
                      other information are available at:
                                 www.ceefund.com



ITEM 2. CODE OF ETHICS.

Not applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT
Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


------------------------------------------------------------------------------------------------------------------------------------
                                         (a)                (b)                  (c)                          (d)
                                         Total Number of    Average Price Paid   Total Number of              Maximum Number of
Period                                   Shares Purchased   per Share            Shares Purchased as          Shares that May Yet Be
                                                                                 Part of Publicly Announced   Purchased Under the
                                                                                 Plans or Programs            Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------

November 1 through November 30, 2004                n/a                n/a                      n/a                        n/a
December 1 through December 31, 2004                n/a                n/a                      n/a                        n/a
January 1 through January 31, 2005                  n/a                n/a                      n/a                        n/a
February 1 through February 28, 2005                n/a                n/a                      n/a                        n/a
March 1 through March 31, 2005                      n/a                n/a                      n/a                        n/a
April 1 through April 30, 2005                      n/a                n/a                      n/a                        n/a

------------------------------------------------------------------------------------------------------------------------------------
Total                                               n/a                n/a                      n/a                        n/a
------------------------------------------------------------------------------------------------------------------------------------


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 12.  EXHIBITS.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Central Europe & Russia Fund, Inc.


By:                                 /s/ Julian Sluyters
                                    ___________________________
                                    Julian Sluyters
                                    Principal Executive Officer

Date:                               July 1, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The Central Europe & Russia Fund, Inc.


By:                                 /s/ Julian Sluyters
                                    ___________________________
                                    Julian Sluyters
                                    Principal Executive Officer

Date:                               July 1, 2005



By:                                 /s/ Paul Schubert
                                    ___________________________
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               July 1, 2005